Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
Third Quarter 2012 Results

Company Release - October 26, 2012

•	Quarterly earnings per common share increases to $0.17 from $0.15 for the second quarter

•	Year-to-date earnings per common share increases to $0.49 from $0.42 for the prior year period

•	Third quarter net interest margin increases to 3.50%

•	Quarterly return on assets 1.23%; year-to-date 1.17%

•	Quarterly cash dividend increased to $0.10 per common share

BOYERTOWN, PA., October 26, 2012 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $26.0 million for the third quarter 2012, an increase of 16% compared to $22.4 million for the second quarter of 2012. Diluted earnings per share were $0.17, compared to $0.15 per diluted share for the second quarter of 2012. Year-to-date net income available to common shareholders also increased 16% to $73.8 million from $63.7 million for the prior year period. Diluted earnings per share were $0.49, compared to $0.42 per diluted share for the nine months ended September 30, 2011.

Return on average assets was 1.23% for the third quarter and 1.17% for the nine months ended September 30, 2012. National Penn's capital remained strong at September 30, 2012, as the ratio of tangible common equity to tangible assets was 11.56%1 and the tier 1 common and total capital ratios were 15.07% and 18.70%, respectively. Strong earnings and capital levels provided the basis for a cash dividend increase to $0.10 per common share in the fourth quarter of 2012.

Net interest income increased, and the net interest margin expanded to 3.50% from 3.48% in the prior quarter, benefitting from the previously announced restructuring of FHLB advances. Period-end total loans and leases increased by $46 million, while total average loans for the third quarter of 2012 were comparable to the second quarter. For the nine months ended September 30, 2012, net interest margin was 3.51%, as compared to 3.52% a year ago.

“I am very pleased with the strength of National Penn's financial performance,” said Scott V. Fainor, president and CEO of National Penn. “We will continue to operate with a sense of urgency and accountability to provide consistent returns for our shareholders and utilize the strength of our balance sheet as a competitive advantage.”

Asset quality remained strong as the level of classified loans continued to improve in the third quarter and declined by $74.2 million, or 20%, year-to-date. Net charge-offs totaled $5.1 million for the third quarter of 2012, as compared to $6.8 million in the second quarter. Annualized net charge-offs totaled 0.39% of average loans for the quarter and 0.49% for year-to-date 2012. Based in part on these metrics, the provision for loan and lease losses for the third quarter was $2.0 million, equal to the provision for the second quarter of 2012. Year-to-date provision expense totaled $6.0 million, as compared to $13.0 million of provision expense for the prior year period. At September 30, 2012, the allowance for loan and lease losses to non-performing loans was 195% and represented 2.16% of total loans and leases.

The current interest rate environment enhanced non-interest income in the third quarter of 2012 due to an increase in customer interest rate swap and mortgage activity. Total operating expenses continued to be well controlled and resulted in an efficiency ratio of 56.3%1 for the quarter, compared to 58.4% in the prior quarter.

Scott V. Fainor stated “The increasingly positive trends in the difficult current economic environment are a result of the dedication of National Penn's team. Our consistent performance and continued returns of capital through share repurchases and dividend increases evidence our commitment to enhancing long term shareholder value.”

Media Contact:    Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:    Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.4 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 120 branch offices comprising 119 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its KNBT and Nittany Bank divisions.

National Penn's financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,'' “project,” ”could,” “plan,'' “goal,” “potential,” “pro forma,” “seek,” “intend,'' or “anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2012	6/30/2012	9/30/2011
SUMMARY BALANCE SHEET
Total assets	$8,435,526	$8,395,864	$8,611,641
Investment securities and other securities	2,310,459	2,316,894	2,373,278
Total loans and leases	5,256,854	5,210,767	5,161,275
Deposits	5,947,744	5,845,543	5,992,991
Borrowings	1,216,707	1,298,477	1,410,212
Shareholders' equity	1,214,330	1,199,760	1,164,204
Tangible book value per common share (2)	$6.29	$6.18	$5.86
Tangible common equity / tangible assets (2)	11.56%	11.43%	10.66%

	Three Months Ended			Nine Months Ended
	9/30/2012	6/30/2012	9/30/2011	9/30/2012	9/30/2011
EARNINGS
Total interest income	$78,344	$79,896	$86,055	$239,654	$263,153
Total interest expense	14,790	16,697	21,638	49,083	67,771
Net interest income	63,554	63,199	64,417	190,571	195,382
Provision for loan and lease losses	2,000	2,000	—	6,000	13,000
Net interest income after provision for loan and lease losses	61,554	61,199	64,417	184,571	182,382
Loss on sale of building	—	—	(1,000)	—	(1,000)
Loss on debt extinguishment	—	—	(998)	—	(998)
Net gains (losses) from fair value changes on subordinated debentures	101	(810)	(506)	936	(987)
Net (losses) gains on investment securities	—	(277)	1,022	(277)	1,022
Other non-interest income	26,664	21,543	24,623	70,803	71,676
Other non-interest expense	53,339	52,269	55,053	158,048	166,011
Income before income taxes	34,980	29,386	32,505	97,985	86,084
Income tax expense	8,964	6,938	7,692	24,219	19,283
Net income	26,016	22,448	24,813	73,766	66,801
Preferred dividends and accretion of preferred discount	—	—	—	—	(1,691)
Accelerated accretion from redemption of preferred stock	—	—	—	—	(1,452)
Net income available to common shareholders	$26,016	$22,448	$24,813	$73,766	$63,658

PERFORMANCE RATIOS
Net interest margin	3.50%	3.48%	3.46%	3.51%	3.52%
Return on average assets	1.23%	1.07%	1.15%	1.17%	1.03%
Adjusted return on average assets (3)	1.23%	1.09%	1.15%	1.16%	1.02%
Return on average total shareholders' equity	8.60%	7.50%	8.59%	8.22%	7.77%
Return on average tangible common equity (1)	11.10%	9.69%	11.33%	10.64%	10.24%
Efficiency ratio (4)	56.26%	58.42%	58.54%	57.36%	58.81%

PER SHARE
Basic earnings available to common shareholders	$0.17	$0.15	$0.16	$0.49	$0.42
Diluted earnings available to common shareholders	0.17	0.15	0.16	0.49	0.42
Dividends per common share	0.09	0.07	0.03	0.21	0.05
Average shares - basic	150,157,622	151,732,402	151,693,223	151,325,579	151,256,293
Average shares - diluted	150,454,749	152,011,995	151,927,269	151,615,435	151,513,773

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES

	Three Months Ended			Nine Months Ended
	9/30/2012	6/30/2012	9/30/2011	9/30/2012	9/30/2011
Return on average tangible common equity
Return on average shareholders' equity	8.60%	7.50%	8.59%	8.22%	7.77%
Effect of preferred equity	—	—	—	—	(0.10)%
Effect of goodwill and intangibles	2.50%	2.19%	2.74%	2.42%	2.57%
Return on average tangible common equity	11.10%	9.69%	11.33%	10.64%	10.24%
Average tangible equity:
Average shareholders' equity	$1,203,072	$1,203,757	$1,145,679	$1,198,422	$1,149,458
Average preferred equity	—	—	—	—	(40,251)
Average goodwill and intangibles	(270,720)	(271,990)	(276,439)	(272,019)	(278,018)
Average total tangible common equity	$932,352	$931,767	$869,240	$926,403	$831,189

Adjusted net income reconciliation
Net income available to common shareholders	$26,016	$22,448	$24,813	$73,766	$63,658
After tax unrealized fair value (gain) loss on subordinated debentures	(66)	527	329	(608)	642
Accelerated accretion from redemption of preferred stock	—	—	—	—	1,452
Adjusted net income available to common shareholders	$25,950	$22,975	$25,142	$73,158	$65,752

Earnings per share
Net income available to common shareholders	$0.17	$0.15	$0.16	$0.49	$0.42
After tax unrealized fair value (gain) loss on subordinated debentures	—	—	—	—	—
Accelerated accretion from redemption of preferred stock	—	—	—	—	0.01
Adjusted net income available to common shareholders	$0.17	$0.15	$0.16	$0.49	$0.43

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited, dollars in thousands except share and per share data	As of
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
BALANCE SHEET - ASSETS
Cash and due from banks	$120,421	$115,564	$108,752	$129,637	$116,057
Interest-earning deposits with banks	211,943	221,419	344,427	321,885	422,942
Total cash and cash equivalents	332,364	336,983	453,179	451,522	538,999

Investment securities available-for-sale, at fair value	1,773,579	1,769,359	1,779,613	1,747,019	1,790,654
Investment securities held-to-maturity	472,884	481,341	487,507	496,574	509,773
Other securities	63,996	66,194	68,301	70,518	72,851
Loans held-for-sale	22,703	16,908	16,909	12,216	17,144

Loans and leases	5,234,151	5,193,859	5,184,747	5,175,885	5,144,131
Allowance for loan and lease losses	(113,542)	(116,650)	(121,452)	(126,640)	(131,073)
Loans and leases, net	5,120,609	5,077,209	5,063,295	5,049,245	5,013,058

Premises and equipment, net	96,349	96,566	95,937	96,198	100,880
Accrued interest receivable	31,448	30,511	31,241	30,991	33,110
Bank owned life insurance	141,991	140,747	139,507	138,274	137,017
Other real estate owned and other repossessed assets	7,174	7,201	7,647	7,716	8,029
Goodwill	258,279	258,279	258,279	258,279	258,279
Other intangible assets, net	11,852	13,085	14,408	15,770	17,370
Unconsolidated investments	11,337	10,109	11,699	12,173	11,927
Other assets	90,961	91,372	96,513	99,786	102,550
TOTAL ASSETS	$8,435,526	$8,395,864	$8,524,035	$8,486,281	$8,611,641

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$902,295	$903,766	$884,025	$863,703	$833,311
Interest bearing deposits	5,045,449	4,941,777	5,004,358	5,011,116	5,159,680
Total deposits	5,947,744	5,845,543	5,888,383	5,874,819	5,992,991

Customer repurchase agreements	534,613	533,389	542,706	523,978	500,099
Structured repurchase agreements	75,000	85,000	85,000	85,000	140,000
Short-term borrowings	—	—	—	—	6,400
Federal Home Loan Bank advances, net of prepayment fees incurred	462,720	535,613	615,863	616,111	619,946
Subordinated debentures	144,374	144,475	143,666	145,310	143,767
Accrued interest payable and other liabilities	56,745	52,084	47,587	60,376	44,234
TOTAL LIABILITIES	7,221,196	7,196,104	7,323,205	7,305,594	7,447,437

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,387,073	1,386,177	1,384,657	1,383,082	1,380,728
Accumulated deficit	(181,225)	(193,715)	(205,497)	(223,189)	(237,862)
Accumulated other comprehensive income	28,617	25,435	21,670	20,794	21,338
Treasury stock	(20,135)	(18,137)	—	—	—
TOTAL SHAREHOLDERS' EQUITY	1,214,330	1,199,760	1,200,830	1,180,687	1,164,204

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,435,526	$8,395,864	$8,524,035	$8,486,281	$8,611,641

COMMON SHARE AND PER SHARE DATA
Book value	$8.09	$7.98	$7.88	$7.77	$7.67
Tangible book value (2)	$6.29	$6.18	$6.09	$5.97	$5.86
Dividends	$0.09	$0.07	$0.05	$0.04	$0.03
Shares outstanding (end of period, net of treasury)	150,048,383	150,258,232	152,295,895	151,883,036	151,714,696

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,214,330	$1,199,760	$1,200,830	$1,180,687	$1,164,204
Goodwill and intangibles	(270,131)	(271,364)	(272,687)	(274,049)	(275,649)
Tangible common equity	$944,199	$928,396	$928,143	$906,638	$888,555
Common shares outstanding	150,048,383	150,258,232	152,295,895	151,883,036	151,714,696
Tangible book value per share	$6.29	$6.18	$6.09	$5.97	$5.86

Total assets	$8,435,526	$8,395,864	$8,524,035	$8,486,281	$8,611,641
Goodwill and intangibles	(270,131)	(271,364)	(272,687)	(274,049)	(275,649)
Tangible assets	$8,165,395	$8,124,500	$8,251,348	$8,212,232	$8,335,992
Tangible common equity/tangible assets	11.56%	11.43%	11.25%	11.04%	10.66%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income available to common shareholders (1)	$25,950	$22,975	$24,233	$23,176	$24,813
Average assets	$8,386,342	$8,473,164	$8,397,381	$8,525,271	$8,588,269
Adjusted return on average assets (annualized)	1.23%	1.09%	1.16%	1.08%	1.15%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Nine Months Ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011	9/30/2012	9/30/2011
INTEREST INCOME
Loans and leases, including fees	$60,269	$61,116	$62,291	$64,040	$65,795	$183,676	$202,576
Investment securities
Taxable	10,525	10,941	11,209	11,310	11,591	32,675	34,500
Tax-exempt	7,402	7,636	7,781	8,076	8,337	22,819	25,231
Deposits with banks	148	203	133	255	332	484	846
Total interest income	78,344	79,896	81,414	83,681	86,055	239,654	263,153
INTEREST EXPENSE
Deposits	6,472	6,879	7,294	8,272	9,881	20,645	32,262
Customer repurchase agreements	511	545	550	556	593	1,606	1,950
Structured repurchase agreements	843	915	915	1,316	1,697	2,673	5,081
Short-term borrowings	—	—	—	—	—	—	—
Federal Home Loan Bank advances	5,105	6,501	6,967	6,987	7,073	18,573	21,329
Subordinated debentures	1,859	1,857	1,870	2,029	2,394	5,586	7,149
Total interest expense	14,790	16,697	17,596	19,160	21,638	49,083	67,771
Net interest income	63,554	63,199	63,818	64,521	64,417	190,571	195,382
Provision for loan and lease losses	2,000	2,000	2,000	2,000	—	6,000	13,000
Net interest income after provision for loan and lease losses	61,554	61,199	61,818	62,521	64,417	184,571	182,382
NON-INTEREST INCOME
Wealth management income	6,239	6,005	6,161	5,616	6,227	18,405	18,007
Service charges on deposit accounts	4,147	3,753	3,823	4,608	4,880	11,723	14,160
Insurance commissions and fees	3,238	3,211	3,296	3,107	3,406	9,745	10,147
Cash management and electronic banking fees	4,626	4,707	4,420	4,613	4,590	13,753	13,606
Mortgage banking income	2,296	1,511	1,335	1,481	1,349	5,142	3,443
Bank owned life insurance income	1,319	1,255	1,209	1,288	1,733	3,783	4,186
Earnings (losses) of unconsolidated investments	1,315	108	(74)	246	99	1,349	1,915
Other operating income	3,484	993	2,426	2,019	2,339	6,903	6,212
Loss on sale of building	—	—	—	—	(1,000)	—	(1,000)
Net gains (losses) from fair value changes on subordinated debentures	101	(810)	1,645	(1,543)	(506)	936	(987)
Loss on debt extinguishment	—	—	—	(1,635)	(998)	—	(998)
Net (losses) gains on sales of investment securities	—	(123)	—	1,697	1,022	(123)	1,022
Impairment losses on investment securities:
Impairment related losses on investment securities	—	(154)	—	—	—	(154)	—
Non credit-related losses on securities not expected to be sold recognized in other comprehensive loss before tax	—	—	—	—	—	—	—
Net impairment losses on investment securities	—	(154)	—	—	—	(154)	—
Total non-interest income	26,765	20,456	24,241	21,497	23,141	71,462	69,713

NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,555	31,234	31,381	29,598	30,809	94,170	92,666
Premises and equipment	7,226	7,349	6,853	7,652	7,228	21,428	21,287
FDIC insurance	1,259	1,211	1,264	1,442	2,213	3,734	8,396
Corporate reorganization expense	—	—	—	2,200	—	—	—
Other operating expenses	13,299	12,475	12,942	16,494	14,803	38,716	43,662
Total non-interest expense	53,339	52,269	52,440	57,386	55,053	158,048	166,011
Income before income taxes	34,980	29,386	33,619	26,632	32,505	97,985	86,084
Income tax expense	8,964	6,938	8,317	5,889	7,692	24,219	19,283
NET INCOME	26,016	22,448	25,302	20,743	24,813	73,766	66,801
Preferred dividends and accretion of preferred discount	—	—	—	—	—	—	(1,691)
Accelerated accretion from redemption of preferred stock	—	—	—	—	—	—	(1,452)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$26,016	$22,448	$25,302	$20,743	$24,813	$73,766	$63,658

PER SHARE OF COMMON STOCK
Basic earnings available to common shareholders	$0.17	$0.15	$0.17	$0.14	$0.16	$0.49	$0.42
Diluted earnings available to common shareholders	$0.17	$0.15	$0.17	$0.14	$0.16	$0.49	$0.42
Average shares - basic	150,157,622	151,732,402	152,099,546	151,773,327	151,693,223	151,325,579	151,256,293
Average shares - diluted	150,454,749	152,011,995	152,392,315	152,068,706	151,927,269	151,615,435	151,513,773

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.23%	1.07%	1.21%	0.97%	1.15%	1.17%	1.03%
Adjusted return on assets (3)	1.23%	1.09%	1.16%	1.08%	1.15%	1.16%	1.02%
Return on total equity	8.60%	7.50%	8.56%	7.02%	8.59%	8.22%	7.77%
Return on common equity	8.60%	7.50%	8.56%	7.02%	8.59%	8.22%	7.67%
Return on tangible common equity (1)	11.10%	9.69%	11.12%	9.17%	11.33%	10.64%	10.24%
Efficiency ratio (4)	56.26%	58.42%	57.47%	59.73%	58.54%	57.36%	58.81%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Efficiency Ratio Calculation
Non-interest expense	$53,339	$52,269	$52,440	$57,386	$55,053	$158,048	$166,011
Less:
Corporate reorganization expense	—	—	—	2,200	—	—	—
Operating expenses	$53,339	$52,269	$52,440	$55,186	$55,053	$158,048	$166,011

Net interest income (taxable equivalent)	$68,139	$67,929	$68,645	$69,409	$69,426	$204,713	$210,625

Non-interest income	26,765	20,456	24,241	21,497	23,141	71,462	69,713
Less:
Loss on sale of building	—	—	—	—	(1,000)	—	(1,000)
Loss on debt extinguishment	—	—	—	(1,635)	(998)	—	(998)
Net gains (losses) from fair value changes on subordinated debentures	101	(810)	1,645	(1,543)	(506)	936	(987)
Net (losses) gains on investment securities	—	(277)	—	1,697	1,022	(277)	1,022
Adjusted revenue	$94,803	$89,472	$91,241	$92,387	$94,049	$275,516	$282,301

Efficiency Ratio	56.26%	58.42%	57.47%	59.73%	58.54%	57.36%	58.81%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited, dollars in thousands except share and per share data

	As of and for the Quarter Ended					For the Nine Months Ended
CHARGE-OFFS	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011	9/30/2012	9/30/2011

Loan charge-offs	$5,993	$7,907	$8,722	$9,896	$8,374	$22,622	$37,639
Recoveries on loans	(885)	(1,105)	(1,534)	(3,463)	(1,538)	(3,524)	(5,658)
Net loan charge-offs	$5,108	$6,802	$7,188	$6,433	$6,836	$19,098	$31,981
Net loan charge-offs to average loans (annualized)	0.39%	0.53%	0.56%	0.50%	0.53%	0.49%	0.82%

NET CHARGE-OFF DETAIL
Commercial and industrial loans and leases	$1,116	$5,196	$1,925	$2,648	$1,962	$8,237	$16,347

Commercial real estate-permanent	481	595	1,933	517	83	3,009	5,271
Commercial real estate-construction	1,755	(148)	673	(1,337)	2,637	2,280	4,338
Total commercial real estate loans	2,236	447	2,606	(820)	2,720	5,289	9,609

Residential mortgages	742	328	560	993	998	1,630	3,124
Home equity lines and loans	517	404	1,855	2,429	596	2,776	2,587
All other consumer loans	497	427	242	1,183	560	1,166	314
Total consumer loans	1,756	1,159	2,657	4,605	2,154	5,572	6,025

Net loans charged-off	$5,108	$6,802	$7,188	$6,433	$6,836	$19,098	$31,981

	As of
ASSET QUALITY AND OTHER DATA	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Non-accrual commercial and industrial loans and leases	$31,109	$33,984	$32,485	$31,081	$29,995

Non-accrual commercial real estate-permanent	3,780	2,999	5,156	7,403	8,314
Non-accrual commercial real estate-construction	5,149	6,959	14,336	12,218	14,549
Total non-accrual commercial real estate loans	8,929	9,958	19,492	19,621	22,863

Non-accrual residential mortgages	6,242	4,301	4,077	4,504	4,472
Non-accrual home equity lines and loans	3,458	2,555	2,110	3,046	1,763
All other non-accrual consumer loans	1,823	1,753	1,695	3,176	1,907
Total non-accrual consumer loans	11,523	8,609	7,882	10,726	8,142

Total non-accrual loans	51,561	52,551	59,859	61,428	61,000

Restructured loans	6,726	6,468	6,506	5,548	4,372
Total non-performing loans	58,287	59,019	66,365	66,976	65,372

Other real estate owned and repossessed assets	7,174	7,201	7,647	7,716	8,029
Total non-performing assets	65,461	66,220	74,012	74,692	73,401

Loans 90+ days past due & still accruing	2,628	3,426	1,588	2,010	1,408
Total non-performing assets and loans 90+ days past due	$68,089	$69,646	$75,600	$76,702	$74,809

Allowance for loan and lease losses	$113,542	$116,650	$121,452	$126,640	$131,073
Allowance for loan and lease losses/non-performing loans	194.8%	197.6%	183.0%	189.1%	200.5%
Allowance for loan and lease losses/non-performing assets and loans 90+ days past due	166.8%	167.5%	160.7%	165.1%	175.2%
Allowance for loan and lease losses/total loans and leases	2.16%	2.24%	2.33%	2.44%	2.54%
Provision/charge-offs, net	39.2%	29.4%	27.8%	31.1%	0.0%
Classified loans	$296,213	$301,542	$347,033	$370,439	$374,850
Classified loans/total loans and leases	5.63%	5.79%	6.67%	7.14%	7.26%
Delinquent loans (a)	$23,519	$24,144	$24,068	$24,801	$28,824
Delinquent loans/total loans and leases	0.45%	0.46%	0.46%	0.48%	0.56%

	As of
REGULATORY CAPITAL DATA	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Tier 1 Capital	$1,024,888	$1,008,052	$1,005,009	$978,302	$955,766
Tier 1 Leverage Ratio	12.78%	12.44%	12.53%	12.00%	11.63%
Tier 1 Ratio (%)	17.45%	17.45%	17.46%	17.12%	16.85%
Total Capital	$1,098,814	$1,080,807	$1,077,587	$1,050,417	$1,027,393
Total Capital Ratio (%)	18.70%	18.71%	18.72%	18.38%	18.12%
Total Risk-Weighted Assets	$5,874,448	$5,776,537	$5,757,306	$5,714,643	$5,670,722

(a) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Earning Assets / Liabilities
Loan portfolio composition (regulatory):
Commercial / industrial	$846,484	$856,237	$853,379	$833,534	$813,356
Commercial real estate (a)	1,803,532	1,759,792	1,753,986	1,737,383	1,697,975
Residential mortgage	1,262,897	1,262,633	1,269,505	1,270,896	1,272,478
Real estate construction and land development	189,293	194,942	210,976	212,306	216,250
Home equity	776,023	765,902	756,803	771,792	766,299
Consumer	207,333	207,999	210,069	209,082	213,014
Other loans	171,292	163,262	146,938	153,108	181,903
Total loans	5,256,854	5,210,767	5,201,656	5,188,101	5,161,275

Investment securities and other securities	2,310,459	2,316,894	2,335,421	2,314,111	2,373,278
Other earning assets	211,943	221,419	344,427	321,885	422,942
Total earning assets (net of loan loss reserve)	$7,665,714	$7,632,430	$7,760,052	$7,697,457	$7,826,422
(a) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial loans and leases
Business purpose, real estate secured	$879,326	$879,413	$864,284	$895,028	$892,952
Business purpose, not secured by real estate	979,042	975,852	963,641	919,720	927,631
Owner occupied commercial real estate
Permanent	572,298	572,686	572,103	563,963	566,732
Construction / development	31,181	36,451	38,546	36,631	28,927
Leasing	2,102	2,670	3,330	4,685	5,796
Total commercial & industrial loans and leases	2,463,949	2,467,072	2,441,904	2,420,027	2,422,038

Commercial real estate
Non-owner occupied
Permanent	918,511	874,570	878,499	855,524	798,106
Construction / development	140,889	140,751	151,697	156,064	168,537
Total commercial real estate	1,059,400	1,015,321	1,030,196	1,011,588	966,643

Consumer loans
Residential mortgage (personal purpose)
Permanent	683,694	688,171	686,974	704,655	709,342
Construction	6,079	6,806	7,835	5,667	7,606
Total residential mortgages	689,773	694,977	694,809	710,322	716,948

Home equity loans and direct installment loans	273,359	291,383	315,419	337,242	362,808
Home equity lines of credit	478,628	452,599	421,897	410,316	394,386
Total home equity lines and loans	751,987	743,982	737,316	747,558	757,194

Private banking credit lines	103,006	107,398	114,667	121,296	112,011
Indirect vehicle loans and other	166,036	165,109	165,855	165,094	169,297
All other consumer loans	269,042	272,507	280,522	286,390	281,308
Total consumer loans	1,710,802	1,711,466	1,712,647	1,744,270	1,755,450

Loans and leases	5,234,151	5,193,859	5,184,747	5,175,885	5,144,131

Loans held-for-sale	22,703	16,908	16,909	12,216	17,144

Total loans and leases	$5,256,854	$5,210,767	$5,201,656	$5,188,101	$5,161,275

Deposit composition:
Savings	$485,283	$497,640	$495,191	$454,003	$451,767
NOW accounts	1,498,344	1,317,399	1,294,591	1,293,148	1,311,819
Money market accounts	1,600,164	1,641,947	1,698,427	1,686,909	1,651,185
CDs less than $100k	1,036,112	1,063,688	1,089,601	1,138,908	1,213,798
CDs $100k or greater	425,546	421,103	426,548	438,148	531,111
Total interest bearing deposits	5,045,449	4,941,777	5,004,358	5,011,116	5,159,680

Non-interest bearing deposits	902,295	903,766	884,025	863,703	833,311

Total deposits	$5,947,744	$5,845,543	$5,888,383	$5,874,819	$5,992,991

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited, dollars in thousands except share and per share data

	Quarterly, as of										Nine Months, as of
	9/30/2012		6/30/2012		3/31/2012		12/31/2011		9/30/2011		9/30/2012		9/30/2011
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,191,136	4.66%	$5,196,803	4.78%	$5,179,220	4.89%	$5,149,546	4.99%	$5,122,557	5.15%	$5,189,061	4.78%	$5,220,018	5.24%
Investment securities*	2,309,646	3.77%	2,319,392	3.93%	2,318,109	4.02%	2,355,178	3.97%	2,287,630	4.21%	2,315,694	3.91%	2,263,955	4.30%
Interest earning deposits	255,121	0.23%	334,935	0.24%	278,140	0.19%	390,228	0.26%	543,410	0.24%	289,272	0.22%	506,544	0.22%

Total earning assets	7,755,903	4.25%	7,851,130	4.34%	7,775,469	4.46%	7,894,952	4.45%	7,953,597	4.54%	7,794,027	4.35%	7,990,517	4.66%
Total assets	8,386,342		8,473,164		8,397,381		8,525,271		8,588,269		8,418,843		8,629,532

Savings	490,020	0.11%	494,800	0.12%	471,562	0.13%	454,688	0.15%	456,271	0.18%	485,477	0.12%	454,039	0.18%
NOW accounts	1,402,593	0.14%	1,343,961	0.15%	1,238,704	0.15%	1,269,670	0.17%	1,211,663	0.18%	1,328,690	0.15%	1,183,329	0.21%
Money market accounts	1,623,102	0.32%	1,664,315	0.37%	1,679,232	0.40%	1,669,090	0.44%	1,647,975	0.59%	1,655,431	0.36%	1,647,559	0.59%
CDs	1,468,539	1.23%	1,499,016	1.27%	1,542,539	1.31%	1,668,098	1.36%	1,798,414	1.47%	1,503,237	1.27%	1,848,153	1.63%

Total interest bearing deposits	4,984,254	0.52%	5,002,092	0.55%	4,932,037	0.59%	5,061,546	0.65%	5,114,323	0.77%	4,972,835	0.55%	5,133,080	0.84%

Non-interest bearing deposits	897,017		891,739		852,730		835,699		837,953		880,556		829,853
Total deposits	5,881,271	0.44%	5,893,831	0.47%	5,784,767	0.51%	5,897,245	0.56%	5,952,276	0.66%	5,853,391	0.47%	5,962,933	0.72%

Customer repurchase agreements	532,065	0.38%	525,142	0.42%	524,575	0.42%	514,961	0.43%	512,847	0.46%	527,278	0.41%	526,909	0.49%
Structured repurchase agreements	78,370	4.28%	85,000	4.33%	85,000	4.33%	128,968	4.05%	163,098	4.13%	82,774	4.31%	164,359	4.13%
Short-term borrowings	272	0.00%	—	0.00%	—	0.00%	6,638	0.00%	6,732	0.00%	91	0.00%	6,765	0.00%
Federal Home Loan Bank advances, net of prepayment fees incurred	496,438	4.09%	575,725	4.54%	615,983	4.55%	616,411	4.50%	623,713	4.50%	562,474	4.41%	634,048	4.50%
Subordinated debentures	144,472	5.12%	143,683	5.20%	145,274	5.18%	143,800	5.60%	143,266	6.63%	144,476	5.16%	142,963	6.69%
Total deposits and borrowings	7,132,888	0.82%	7,223,381	0.93%	7,155,599	0.99%	7,308,023	1.04%	7,401,932	1.16%	7,170,484	0.91%	7,437,977	1.22%
Total interest bearing liabilities	$6,235,871	0.94%	$6,331,642	1.06%	$6,302,869	1.12%	$6,472,324	1.17%	$6,563,979	1.31%	$6,289,928	1.04%	$6,608,124	1.37%

Net interest margin (FTE)		3.50%		3.48%		3.55%		3.49%		3.46%		3.51%		3.52%

Wealth assets:
Assets under administration	$4,500,843		$4,361,134		$4,382,922		$4,197,612		$4,067,918
Assets under management	2,319,220		2,284,489		2,269,351		2,141,737		2,118,076
(included above)

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2012

Unaudited

STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)
	Quarterly, as of
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
PA
Total number of retail branch offices	119	120	120	121	122
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	124	122	122	128	129

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	120	121	121	122	123
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	125	123	123	129	130

EOP employees (full-time equivalent)	1,661	1,690	1,681	1,688	1,683